CELSIUS HOLDINGS, INC. 2015 STOCK INCENTIVE PLAN RESTRICTED STOCK GRANT AGREEMENT THIS RESTRICTED STOCK GRANT AGREEMENT (this “Agreement”), made and entered into as of [____], 20[__] (the “Grant Date”), between CELSIUS HOLDINGS, INC., a Nevada corporation (the “Company”) and [_______] (the “Grantee”). RECITALS WHEREAS, the Company has adopted the Celsius Holdings, Inc. 2015 Stock Incentive Plan (the “Plan”); and WHEREAS, the Grantee is an employee of the Company and the Compensation Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to issue to the Grantee a grant of Restricted Stock (the “Stock Grant”), under the terms and conditions of the Plan and this Agreement and the Grantee desires to accept the Stock Grant under the terms and conditions of the Plan and this Agreement. AGREEMENT NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Recitals; Definition of Certain Terms. The foregoing recitals are true and correct and incorporated herein by reference. Capitalized terms used but not otherwise defined in this Agreement have the meanings given to such terms in the Plan. 2. Issuance of Stock Grant. The Company hereby issues to the Grantee, a grant of shares of Restricted Stock Units (the “Shares”) subject to, and in accordance with, the terms and conditions set forth in the Plan and this Agreement. In the event of any conflict between the Plan and this Agreement, the relevant provisions of the Plan shall control. 3. Grant Price. The price at which the Shares shall have been deemed to be issued shall be $0.001 per Share. The Grantee acknowledges that the Stock Grant will be deemed to be taxable income to the Grantee, based on such price per Share at fair market value at time of exercise 4. Vesting of Grant. The Units shall be “Unvested” as of the Grant Date. The Units shall become “Vested” in three equal annual installments on the first, second and third anniversaries of the Grant Date in accordance with the terms of this Agreement and the Plan, provided, however, that the Grantee remains in the Continuous Employment of the Company or any of its subsidiaries or affiliates, as defined and provided for in the Plan. 5. Restrictions on Transfer of Units. Unvested Units may not be transferred at any time. Grantee hereby acknowledges and agrees that the Vested Units and underlying Shares shall be subject to the restrictions on transfer applicable to “Units” and “Shares” to comply with all provisions of the Plan. Unvested Units may be designated to be placed in a deferred compensation or retirement plan, pursuant to IRC Section 409A, established by the Company. Each and every transferee or assignee of Vested Units issued upon exercise thereof from the Grantee shall be bound by and subject to all the terms and conditions of the Plan and this Agreement on the same basis as the Grantee is bound. So long as this Agreement is in effect, the Company shall require, as a condition precedent to the transfer of any Vested Units by Grantee that the transferee agrees in writing to be bound by, and subject to, the terms and conditions of the Plan and this Agreement and to ensure that such transferees’ transferees shall be likewise bound. 6. Rights as Shareholder. Until the Units granted under this Agreement become Vested and are exercised in accordance with the terms hereof, the Grantee shall have no rights as a shareholder (including, without limitation, voting and dividend rights) with respect to any underlying Shares. 7. Termination of Units. Unvested Units shall, without notice, terminate and will be cancelled and become null and void on the date on which Grantee’s Continuous Service with the Company terminates. Except as specifically provided in the Plan or as otherwise determined in writing by the Committee or the Board in their sole discretion or as part of Separation agreements for consideration provided to the employee. Any Vested Units, shall, without notice, terminate and become null and void, three months after the date on which Grantee’s Continuous Service with the Company terminates. 8. Employment of the Grantee. The Grantee acknowledges that the Grantee is employed subject to the terms of his or her employment agreement, if any, with the Company. The Grantee agrees that this Agreement does not create an obligation of the Company or any other Person to employ the Grantee, nor does it give rise to any right or expectancy with respect thereto. Any change of the Grantee’s duties as an employee of the Company shall not result in a modification of the terms of this Agreement. References in this Agreement to employment by the Company shall be deemed to include employment by any of its subsidiaries or affiliates. 9. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto. No waiver by either party hereto of any breach by the other party hereto of any provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions at the time or at any prior or subsequent time. 10. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. 11. Remedies. (a) The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have at law or in equity. (b) Without limitation of the foregoing, the parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or were otherwise breached, and that money damages are an inadequate remedy for breach of the Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its term or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity. (c) Except where a time period is otherwise specified, no delay on the part of any party in the exercise of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any right, power, privilege or remedy. 12. Governing Law; Venue. This Agreement shall be governed by the laws of the State of Florida, without regard to its conflicts of law principles. In the event that any party brings suit against the other hereunder, such party shall bring such suit in, and each party consents to the jurisdiction of, any state or federal court located within Palm Beach County, State of Florida. Each party (a) consents that all service of process may be made by certified mail directed to it at its address stated herein; (b) waives any objection which it may have based on lack of personal jurisdiction or improper venue or forum non conveniens to any suit or proceeding instituted by the other party under this Agreement in any state or federal court located within Palm Beach County, Florida; (c) consents to the granting of such legal or equitable relief as is deemed appropriate by the court; and (d) agrees that the prevailing party in any such action shall be entitled to recover attorney’s fees and costs from the non-prevailing party at both the trial and appellate levels. This provision is a material inducement for each party to enter into this Agreement. 13. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company or of the Grantee, respectively. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Grantee's beneficiaries, heirs, executors, administrators and successors. 14. Execution in Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile, .PDF or other electronic transmission), each of which shall be deemed an original, but all of which taken together shall constitute only one instrument, and shall become effective and binding upon the parties as of the Grant Date at such time as all the signatories hereto have signed a counterpart of this Agreement. [SIGNATURE PAGE FOLLOWS] IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the day and year first written above. THE COMPANY: CELSIUS HOLDINGS, INC. By: Name: Title: THE GRANTEE: Signature Print Name Address 1 Address 2 Address 3 Telephone Number Email Address Social Security Number